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                                                                    EXHIBIT 23.1

                          Independent Auditors' Consent

The Board of Directors
Computer Network Technology Corporation:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                           /s/ KPMG LLP

Minneapolis, Minnesota
April 29, 2002


                                 Exhibit 23.1-1